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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.20549
                                 --------------

                                   FORM 8-K/A

                                 CURRENT REPORT
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                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                     --------------------------------------


       Date of Report (Date of earliest event reported): September 6, 2000


                                 IMMUNOGEN, INC.
             (Exact name of registrant as specified in its Charter)


     Massachusetts                  0-17999                       04-2726691
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(State or Other Jurisdiction      (Commission                   (IRS Employer
     of Incorporation             File Number)               Identification No.)


                     128 Sidney Street, Cambridge, MA 02139
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (617) 995-2500






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ITEM 5. OTHER EVENTS.

     On September 6, 2000, ImmunoGen, Inc. (the "Company") and Abgenix, Inc. of Fremont, California ("Abgenix") announced a collaboration agreement between the two companies. The agreement provides Abgenix with broad access to ImmunoGen's maytansinoid Tumor-Activated Prodrug (TAP) technology for use with Abgenix's fully human antibodies generated with XenoMouse technology. The multi-year agreement provides Abgenix with a license to utilize ImmunoGen's maytansinoid TAP platform in its antibody product research efforts and an option to obtain product licenses for a large number of antigen targets over the agreement's ten-year term.


     Immunogen will receive $5 million in technology access fee payments, as well as potential milestone payments, and royalties on net sales of any resulting products. In addition, Abgenix will purchase $15 million of ImmunoGen Common Stock at $19.00 per share.

     The Agreement and the press release are filed as Exhibits to this Form 8-K/A. The summary of the Agreement set forth above is qualified in its entirety by the more detailed information contained in the Exhibits, and the information contained in the Agreement is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C)     Exhibits.

      **10.1 Option and License Agreement dated September 5, 2000 by and between Abgenix, Inc. and the Company.

      **10.2 Letter Agreement for Stock Purchase dated September 6, 2000 by and between Abgenix, Inc. and the Company

       *99.1  The Registrant's Press Release dated September 6, 2000.

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 * Previously filed.

** Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.











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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.




                                          ImmunoGen, Inc.
                                          (Registrant)


Date:     October 10, 2000                        /s/ Mitchel Sayare
                                          --------------------------------------
                                          Mitchel Sayare, Chairman of the Board,
                                          Chief Executive Officer and President
                                          (principal executive officer)








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                                  EXHIBIT INDEX


EXHIBIT                                                             SEQUENTIAL
NUMBER                             DESCRIPTION                    PAGE NUMBER(S)
-------                            -----------                    --------------

**10.1 Option and License Agreement dated September 5, 2000 by and between Abgenix, Inc. and the Company.

**10.2 Letter Agreement for Stock Purchase dated September 6, 2000 by and between Abgenix, Inc. and the Company

 *99.1  The Registrant's Press Release dated September 6, 2000


------------

 * Previously filed.

** Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.